Events after reporting period	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period
32.
Events after the reporting period

On January 23, 2023, the board of directors approved an increase of the share reserve under the 2021 Equity Incentive Plan to a total of 13,520,000 registered ordinary shares.

On January 27, 2023, the Company entered into an Open Market Sale Agreement, or the Sales Agreement, with Jefferies LLC, or Jefferies, relating to the sale of ordinary shares, nominal value of CHF 0.05 per share. In accordance with the terms of the Sales Agreement, the Company may offer and sell ordinary shares having an aggregate offering price of up to USD 125 million from time to time through Jefferies, acting as the Company's sales agent. Sales of these ordinary shares, if any, will be made in one or more transactions, including block transactions, or by any method that is deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act.

On March 13, 2023, the Group and AKP announced the start of a Phase 1 study investigating the safety and tolerability of apraglutide when administered as a single dose given to healthy Japanese adult men and women. Commencement of this study constitutes fulfillment of one of the development milestones laid out in the AKP Partnering Agreement described in Notes 2, 4, and 7. The Group anticipates recognizing revenues of approximately USD 3.52 million in 2023 related to the AKP Partnering Agreement in connection with the achievement of milestones completed on or before April 18, 2023.

The Group has evaluated subsequent events until April 18, 2023, and determined that there have been no events that have occurred that would require adjustments to the disclosures in the consolidated financial statements.